DELAWARE GROUP® EQUITY FUNDS IV
Delaware Healthcare Fund (the “Fund”)
Supplement to the current Statutory Prospectus (the “Prospectus”)
and Statement of Additional Information (the “SAI”)

The Board of Trustees (“Trustees” or “Board”) of Delaware Group® Equity Funds IV (the “Trust”) approved the appointment of Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHKL”) to serve as sub-advisors and provide certain sub-advisory services to the Fund from time to time at the discretion of Delaware Management Company (the “Manager”).
In connection therewith, the following replaces the information in the section of the Fund's Prospectus entitled "Fund summary — What are the Fund’s principal investment strategies?”:
Under normal circumstances, the Fund will invest at least 80% of its assets, plus the amount of any borrowings for investment purposes, in the equity securities of healthcare companies, meaning companies that develop, produce, or distribute products or services related to the healthcare or medical industries and derive a substantial portion, that is, more than 50%, of their sales from products and services in the healthcare industry (80% policy). These products and services include, but are not limited to, pharmaceutical companies, biotechnology companies, medical device and supply companies, managed care companies, and healthcare information and service providers. The Fund invests in US and non-US companies across all market capitalizations. The Fund may invest up to 50% of its total assets in non-US companies. The Fund may also invest up to 25% of its total assets in companies located in emerging markets. The Fund is a nondiversified fund.
The Fund’s investment manager, Delaware Management Company (Manager), may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.
The Fund’s 80% policy is nonfundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.
The following information is added into the section of the Fund’s Prospectus entitled “Fund summary -- Who manages the Fund?”:
Sub-advisors
Macquarie Investment Management Global Limited
Macquarie Funds Management Hong Kong Limited
The following replaces the information in the section of the Fund's Prospectus entitled "How we manage the Fund — Our principal investment strategies”:
The Manager researches individual companies and analyzes economic and market conditions, seeking to identify the securities or market sectors that it believes are the best investments for the Fund. The following are descriptions of how the Manager pursues the Fund’s investment objective.
The Fund strives to achieve maximum long-term capital growth through capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities issued by healthcare companies. The Fund may invest in US and non-US companies of all market capitalizations. The Fund is a nondiversified fund.

The Manager will select growth-oriented and value-oriented investments on the basis of the investments’ discount to intrinsic value. When selecting growth-oriented securities, the Manager typically seeks high growth caused by secular economic factors. These factors may include demographics, economic deregulation, and technological developments. When selecting value-oriented securities, the Manager typically seeks lower valuations caused by cyclical economic factors or temporary changes in business operations. Strong management and a sustainable business franchise are key considerations in selecting both growth-oriented and value-oriented securities.
To compare the value of different stocks, the Manager considers whether the future income stream on a stock is expected to increase faster than, slower than, or in line with the level of inflation. The Manager then estimates what it thinks the value of the anticipated future income stream would be if such income stream were being paid today. The Manager believes this gives it an estimate of the stock’s intrinsic value. In addition, the Manager’s process utilizes a customized quantitative screen and the Manager has created six custom healthcare subsectors that group companies according to common characteristics and are the basis for investment ideas.
The types of securities the Fund may invest in include, but are not limited to: common stocks; preferred stocks; securities having common stock characteristics, such as rights and warrants to purchase common stocks; and American, global, and European depositary receipts.
The Fund does not normally acquire securities for short-term purposes; however, the Manager may take advantage of short-term opportunities that are consistent with the Fund’s investment objective.
The Fund’s investment manager, Delaware Management Company (Manager), may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.
The Fund’s investment objective is nonfundamental. This means that the Fund’s Board of Trustees (Board) may change the objective without obtaining shareholder approval. If the objective were changed, the Fund would notify shareholders at least 60 days before the change became effective.
The following information is added after the section of the Fund’s Prospectus entitled “Who manages the Fund – Investment manager”:

Sub-advisors
Macquarie Investment Management Global Limited (MIMGL), is located at 50 Martin Place, Sydney, Australia. MIMGL is an affiliate of the Manager and a part of Macquarie Investment Management (MIM). MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of December 31, 2018, MIM managed more than $234.5 billion in assets for institutional and individual clients. Although the Manager has principal responsibility for the Manager’s portion of the Fund, the Manager may seek quantitative support from MIMGL and the Manager may also permit MIMGL to execute Fund security trades on behalf of the Manager.
Macquarie Funds Management Hong Kong Limited (MFMHKL), located at Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong. MFMHKL is an affiliate of the Manager and a part of Macquarie Investment Management (MIM). MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of December 31, 2018, MIM managed more than $234.5 billion in assets for institutional and individual clients.  Although the Manager has principal responsibility for the Manager’s portion of the Fund, the Manager may permit MFMHKL to execute Fund security trades on behalf of the Manager.
The following information is added after the section of the SAI entitled “Investment Manager and Other Service Providers – Investment Manager”:

Sub-Advisors
The Manager has also entered into Sub-Advisory Agreements on behalf of the Funds with Macquarie Investment Management Global Limited and Macquarie Funds Management Hong Kong Limited, each of which is an affiliate of the Manager (“Affiliated Sub-Advisor”). Pursuant to the terms of the relevant Sub-Advisory Agreement, the investment sub-advisory fee is paid by the Manager to each Affiliated Sub-advisor based on the extent to which an Affiliated Sub-Advisor provides services to the Fund.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated May 30, 2019.